UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

February 27, 2012

MEDPRO SAFETY PRODUCTS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52077	91-2015980
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

145 Rose Street

Lexington, KY 40507

(Address of Principal Executive Offices) (Zip Code)

(859) 225-5375

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On February 27, 2012, MedPro Safety Products, Inc. issued a press release to report on its 2011 financial results, operational progress and recent corporate developments. A copy of the release is attached as Exhibit 99 to this report.

Item 9.01           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99	Press Release issued February 27, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MEDPRO SAFETY PRODUCTS, INC.

Dated: February 28, 2012	By:	/s/ Marc. T. Ray
Marc. T. Ray
Vice President Finance and Chief Financial Officer

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